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             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934



Date of Report (Date of earliest event reported): September 27, 1994


                 RIGGS NATIONAL CORPORATION
               _______________________________
     (Exact name of Registrant as specified in Charter)



Delaware                           0-9756                        52-1217953
___________________             ____________             _____________________
(State or other jurisdiction    (Commission              (IRS Employer
   of incorporation)             File Number)             Identification Number)



   1503 Pennsylvania Avenue, N.W., Washington, D.C.  20005
    ____________________________________________________
          (Address of principal executive offices)



  Registrant's telephone number, including area code: (202) 835-6000
                                                        _____________
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     Item 5.   OTHER EVENTS

     On September 27, 1994, Riggs National Corporation announced it has repurchased all of the outstanding shares of its 7 1/2% Cumulative Convertible Preferred Stock, Series A.


     Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are filed as part of this Form 8-K:

EXHIBIT NO.                        DESCRIPTION

  99                     Press release, dated September 27, 1994.


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




 Date:     September 27, 1994                         /s/ John L. Davis
           __________________                       ______________________
                                                        John L. Davis
                                                    Chief Financial Officer
                                                    (Principal Financial and
                                                     Accounting Officer)
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                      INDEX TO EXHIBITS


EXHIBIT NO.                        DESCRIPTION

  99 Press release, issued September 27, 1994, relating to the repurchase of all of its 7 1/2% Cumulative Convertible Preferred Stock, Series A.